Exhibit 99.1

MDU Resources Plans to Spin Off Construction Services Business

BISMARCK, N.D. — Nov. 2, 2023 — MDU Resources Group, Inc. (NYSE: MDU) today announced that its board of directors has approved a plan to spin off the company’s wholly owned construction services business, MDU Construction Services Group, Inc., to the shareholders of MDU Resources, resulting in two independent, publicly traded companies. The spinoff is expected to be effected as a tax-free spinoff to MDU Resources and its shareholders and be complete in late 2024.

MDU Resources’ board believes this separation should leave each company well-capitalized and strongly positioned to grow and create value for shareholders.

“We expect this strategic move to significantly enhance the value within our businesses by creating two focused, independent companies that are publicly traded while achieving our stated goal of transforming MDU Resources into a pure-play regulated energy delivery business,” said David L. Goodin, president and CEO of MDU Resources. “We are proud of the growth our businesses have experienced and are confident now is the time for them to operate separately to best serve our customers, employees, communities and shareholders.”

After the spinoff, MDU Resources and MDU Construction Services Group will be able to more directly focus resources and capital to achieve the businesses’ respective strategic goals, Goodin said.

“MDU Construction Services Group was started in 1997 and has grown significantly, achieving record revenues of $2.7 billion and record earnings of $124.8 million in 2022,” Goodin said. “As announced today in a separate news release, the business achieved record third quarter earnings. With backlog of $1.85 billion as of Sept. 30, MDU Construction Services Group is positioned to continue on its path of significant growth.”

MDU Resources Chair Dennis W. Johnson said the board believes MDU Construction Services Group is ready to continue its success as a stand-alone public company.

“The board has determined that a tax-free spinoff of MDU Construction Services Group could unlock significant value for shareholders,” Johnson said. “We will diligently oversee the spinoff process to ensure MDU Resources and MDU Construction Services Group are optimally positioned to become independent companies with the potential to generate attractive shareholder returns.”

Jeffrey S. Thiede, president and CEO of MDU Construction Services Group, attributed MDU Construction Services Group’s success to the efforts of its employees.

Exhibit 99.1
“Our employees have been delivering outstanding results for several consecutive years through their hard work and commitment to safety and customer satisfaction,” Thiede said. “I’m proud of our team, and I’m excited about our future as a stand-alone specialty construction services provider.”

Anticipated Benefits of the Spinoff
MDU Resources’ board believes the proposed spinoff should unlock inherent value in both MDU Resources and MDU Construction Services Group, each of which has unique growth prospects and investment opportunities. The expected benefits of the spinoff include:
•Heightened strategic focus: Each company will be able to pursue strategies specific to the individual industries in which it operates and use equity tailored to its own business to enhance acquisition programs and retention and hiring.
•Optimized capital structures: Each company will benefit from a distinct capital structure and financial policies that are tailored to meet its separate business profile and operational needs.
•Tailored capital allocation strategies: Each company will have more flexibility to deploy capital toward its specific growth opportunities.
•Distinct investment opportunities: Investors will have two compelling investment opportunities and be able to better assess the value of each company based on separate operational and financial characteristics.

MDU Resources to be Pure-Play Regulated Energy Delivery Business
After the spinoff is complete, MDU Resources will be a pure-play regulated energy delivery business with headquarters remaining in Bismarck, North Dakota. As of Sept. 30, MDU Resources regulated energy delivery businesses had a combined rate base of approximately $4 billion. The combined rate base growth is expected to be 6%-7% on a compounded annual basis over the next five years.

The company’s electric and natural gas utilities, Cascade Natural Gas Corp., Intermountain Gas Co. and Montana-Dakota Utilities, provide affordable, reliable service to 1.2 million customers across eight states. The utility business is focused on providing safe, reliable service to its growing customer base while continually investing in modernizing its infrastructure.

The company’s pipeline business, WBI Energy, Inc., provides natural gas transportation through 3,800 miles of regulated pipeline systems in the Rocky Mountains and northern Great Plains of the U.S., as well as underground natural gas storage services with North America’s largest naturally occurring storage field. WBI Energy is focused on expanding its regulated pipeline system.

MDU Resources expects earnings from its regulated energy delivery businesses in the range of $155 million to $165 million for 2023.

On May 31, 2023, MDU Resources successfully completed a tax-free spinoff of its construction materials business, Knife River Corporation.

MDU Construction Services Group a Leading Electrical, Mechanical, Transmission, Distribution Services Provider
MDU Construction Services Group, which provides a full spectrum of construction services across the U.S. through its electrical and mechanical (E&M), and transmission and distribution (T&D)

Exhibit 99.1
segments, is ranked No. 10 on Engineering News-Record magazine’s 2023 Top 600 Specialty Contractors list and No. 4 on Electrical Construction & Maintenance magazine’s 2023 Top 50 Electrical Contractors list.

MDU Construction Services Group also will remain headquartered in Bismarck. The business has more than 9,000 employees during peak construction season and is authorized to work in 43 states and the District of Columbia.

MDU Construction Services Group’s E&M specialty services include preconstruction, construction and maintenance of electrical and communication wiring; mechanical heating, ventilating and air conditioning (HVAC) and plumbing; and fire suppression systems. It also offers low-voltage services, renewables and packaged controls and manufacturing.

Its T&D specialty services include construction and maintenance of overhead and underground electrical, gas and communication infrastructure, as well as manufacturing and distribution of line construction equipment and tools. Its capabilities include excavation and underground boring, substations, signals and lighting, and emergency restoration.

MDU Construction Services Group serves diverse customers in numerous markets, including utility, manufacturing, transportation, commercial, industrial, institutional, renewable and governmental.

MDU Construction Services Group has a history of successful, rapid growth, starting in 1997 with its first acquisition. Today, it is comprised of 15 companies and is expected to have revenues in the range of $2.8 billion to $3.0 billion and EBITDA of $210 million to $230 million for 2023.

Spinoff Transaction Details
It is expected with the spinoff that MDU Resources’ shareholders will retain their current shares of MDU Resources stock and receive a pro rata distribution of shares of MDU Construction Services Group stock in a transaction that is expected to be tax free to MDU Resources and its shareholders for U.S. federal income tax purposes. The number of shares to be distributed and the specific transaction structure will be determined before the spinoff is complete.

The spinoff is expected to be complete in late 2024. It is subject to customary conditions, including final approval by MDU Resources’ board of directors, receipt of a tax opinion and a private letter ruling from the Internal Revenue Service, if determined to be advisable, and the filing and declaration of effectiveness of a Form 10 registration statement with the U.S. Securities and Exchange Commission. No assurances can be given about the form that a spinoff transaction may take, the specific terms or timing of it, or that a spinoff will, in fact, occur.

MDU Resources is committed to establishing strong capital allocation strategies for each business that align with each business’s long-term goals. Post-spinoff, MDU Resources intends to maintain a long-term dividend payout ratio target of 60% to 70% of regulated energy delivery earnings. MDU Construction Services Group’s dividend policy will be determined in the future, consistent with the company’s stated capital allocation strategies. Further details about capital structure, governance and other elements of the spinoff will be announced later.

Exhibit 99.1
Third Quarter 2023 Financial Results
MDU Resources also announced today its third quarter financial results, which can be found on the company’s website at www.mdu.com.

Conference Call
MDU Resources will discuss the spinoff and the company’s third quarter financial results during a webcast at 2 p.m. EDT today. The event can be accessed at www.mdu.com. Replays will be available on the website.

MDU Resources also will postpone its Analyst and Investor Day, originally slated for Nov. 21, until late in the first quarter of 2024 to provide more details on the planned spinoff of MDU Construction Services Group.

Advisors
J.P. Morgan Securities LLC and PJT Partners are serving as financial advisors for the transaction. Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

About MDU Resources
MDU Resources Group, Inc., a member of the S&P MidCap 400 index, provides essential products and services through its regulated energy delivery and construction services businesses. For more information about MDU Resources, visit www.mdu.com or contact the Investor Relations Department at investor@mduresources.com.

About MDU Construction Services Group
MDU Construction Services Group, Inc. provides electrical and mechanical, and transmission and distribution specialty contracting services. It serves customers in the utility, manufacturing, transportation, commercial, industrial, institutional, renewable and government markets.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding MDU Resources and the proposed spinoff of MDU Construction Services Group that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including key growth strategies, projections, certain assumptions and strategies of MDU Resources and the independent companies following the proposed spinoff, the anticipated benefits of the spinoff, and the expected timing of completion of the spinoff, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond MDU Resources' control, and could cause actual results to differ materially from those indicated in such forward-looking statements. Although MDU Resources believes that its expectations are based on reasonable assumptions, current expectations involve a number of risks and uncertainties.

With respect to forward-looking statements contained herein, a number of factors could cause actual outcomes to vary materially. These factors include, but are not limited to, risks relating to the

Exhibit 99.1
impact of the COVID-19 pandemic on the business (including impacts on employees and contractors and disruptions to operations and the supply chain); new or changing laws and regulations impacting the business (including changes in pipeline safety regulations and environmental law); supply chain disruptions (including price fluctuations and supply of materials necessary for operations); the adverse impact of cyberattacks on operations; competitive factors including technological advances and customer demands; pricing and market pressures; ability to successfully integrate any businesses acquired; issuance of new or revised accounting standards; risks associated with the impact, timing or terms of the spinoff; risks associated with the expected benefits and costs of the spinoff, including the risk that the expected benefits of the spinoff will not be realized within the expected timeframe, in full or at all, and the risk that conditions to the spinoff will not be satisfied and/or that the spinoff will not be completed within the expected timeframe, on the expected terms or at all; the expected qualification of the spinoff as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the spinoff will not be received or obtained within the expected timeframe, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the spinoff and risks associated with indebtedness incurred in connection with the spinoff; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spinoff will exceed estimates; and the impact of the spinoff on the businesses and the risk that the spinoff may be more difficult, time consuming or costly than expected, including the impact on resources, systems, procedures and controls, diversion of management's attention and the impact on relationships with customers, suppliers, employees and other business counterparties, as well as the various important factors listed in Part I, Item 1A - Risk Factors in MDU Resources’ Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022, which was filed with the SEC on Feb. 24, 2023, and subsequent filings with the SEC.

Changes in such assumptions and factors could cause actual future results to differ materially. All forward-looking statements in this news release are expressly qualified by such cautionary statements and by reference to the underlying assumptions. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, the company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures
Throughout this news release, MDU Resources presents financial information prepared in accordance with GAAP, as well as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), which is considered a non-GAAP financial measure. The company believes these non-GAAP financial measures are useful to investors by providing meaningful information about operational efficiency compared to the company's peers by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. The company's management uses the non-GAAP financial measures in conjunction with GAAP results when evaluating the company's operating results internally and calculating compensation packages.

Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare such financial measures with other companies' non-GAAP financial measures having the same or similar names. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP. The company strongly

Exhibit 99.1
encourages investors to review the consolidated financial statements in their entirety and to not rely on any single financial measure.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(In millions)
Net income	$74.9	$147.9	$244.0	$250.4
Discontinued operations, net of tax	(3.3)	105.6	(65.7)	103.5
Income from continuing operations	78.2	42.3	309.7	146.9
Adjustments:
Interest expense	32.1	20.2	82.6	58.3
Income taxes	13.3	4.3	92.3	28.3
Depreciation, depletion and amortization	53.1	51.8	158.9	158.6
EBITDA from continuing operations	$176.7	$118.6	$643.5	$392.1
Adjustments:
Less: Unrealized gain on investment in Knife River, net of tax	22.8	-	113.6	-
Costs attributable to strategic initiatives, net of tax	3.2	-	9.8	-
Adjusted EBITDA from continuing operations	$157.1	$118.6	$539.7	$392.1

Media Contacts: Laura Lueder, MDU Resources manager of communications and public relations, 701-530-1095
Andrea Blessum, MDU Construction Services Group senior public relations representative, 701-202-5052
Investor Contact: Brent Miller, assistant treasurer, 701-530-1730